                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d)of the
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 24, 1997

                                 MathSoft, Inc.
             (Exact name of Registrant as specified in its charter)

     Massachusetts            0-020992                     04-2842217
(State or jurisdiction      (Commission                  (IRS Employer
   of Incorporation)        File number)               Identification No.)

               101 Main Street                               02142
          Cambridge, Massachusetts                        (Zip Code)
            (Address of principal
             executive offices)

        Registrant's telephone number, including area code: (617)577-1017

                           No change since last report
                   (Former name or former address, if changed
                               since last report)

Item 5. Other Events.
--------------------

         On April 24, 1997 the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.
-----------------------------------------

Exhibit No.                      Exhibit
-----------                      -------

  99.1                   Press release of the Company dated April 24, 1997

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 MATHSOFT, INC.

  April 24, 1997                 By: /s/Robert P. Orlando
                                     --------------------
                                     Robert P. Orlando
                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                Description
-----------                -----------

  99.1                     Press release of the Company dated April 24, 1997